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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                               February 25, 2002

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800

ITEM 5.  OTHER EVENTS.

      In connection with the Company's Registration Statement on Form S-3 (File No. 333-73936), declared effective December 7, 2001, the Company has entered into a Purchase Agreement and Placement Agency Agreement for the purchase and sale of 906,125 shares of the Common Stock, $1.00 par value per share, of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

               None.

        (b) Pro Forma Financial Information.

               None.

        (c) Exhibits.



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               5      Opinion re Legality

              10.1    Purchase Agreement

              10.2    Placement Agency Agreement

              23.1    Consent of Independent Auditors

              23.2 Consent of Shumaker, Loop & Kendrick LLP, to the use of their opinion as an exhibit to the Registration Statement is included in their opinion filed herewith as Exhibit 5.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board, Chief
                                       Executive Officer and President

Dated: February 25, 2002




                                 EXHIBIT INDEX


                                  Designation
                                  Number Under




                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------

   5                      5                Opinion re Legality

  10.1                   10                Purchase Agreement

  10.2                   10                Placement Agency Agreement

  23.1                   23                Consent of Independent Auditors

  23.2                   23                Consent of Shumaker, Loop & Kendrick,
                                           LLP to the use of their opinion as
                                           an exhibit to the Registration
                                           Statement is included in their
                                           opinion filed herewith as Exhibit 5.